Apex Mid Cap Growth Fund

c/o Bhirud Funds Inc.

6 Thorndal Circle, Suite 205

Darien, CT 06820

For Prospectus Call: (877) 593-8637

For Shareholder Services Call:  (877) 593-8637

Supplement dated September 17, 2009
to the Prospectus dated November 30, 2008.

Effective September 21, 2009, the following changes will be effective for the Apex Mid Cap Growth Fund (the "Fund"):

Summary:

To discourage excessive trading, effective September 21, 2009, a redemption fee of 2% will be charged on shares of the Fund redeemed 90 days or less from their date of purchase.

Detailed Changes:

1)

After-tax returns exclude the 2% redemption fee on shares redeemed within 90 days of purchase.

2)

The FEES AND EXPENSES section is replaced with the following:

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Sales Charge (Load)	None
Deferred Sales Charge (Load)	None
Redemption Fee on shares held less than 90 days*	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	1.00%**
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	8.14%
Administration Fees	0.20%**
---------
Total Annual Fund Operating Expenses	9.59%

* Effective September 21, 2009, a redemption fee of 2% of the then current value of the shares redeemed will be imposed on redemptions of shares made within 90 days from the date of purchase.

** The Advisor is voluntarily waiving the management and administration fees, and has done so for the most recent fiscal year.  This voluntary waiver may terminate at any time.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other equity funds.

Assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Year	5 Year	10 Year

$937	$2,684	$4,274	$7,653

3)

The following two paragraphs are added to the Market Timing topic:

To discourage excessive trading, effective September 21, 2009, a redemption fee of 2% will be charged on shares of the Fund redeemed 90 days or less from their date of purchase.  The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.  The fee is retained by the Fund for the benefit of all shareholders.

To determine whether the redemption fee applies, the shares sold will be deemed to be the shares held the longest.  The redemption fee will not apply if the shares sold were acquired through reinvestment of dividends or distributions.  The Manager may waive the redemption fee in special circumstances, at his discretion, if the redemption does not indicate likely market timing (e.g., redemption due to death).

You should read this Supplement in conjunction with the Prospectus for the Apex Mid Cap Growth Fund dated November 30, 2008, which provides information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling 1-877-593-8637.